                                                                   Exhibit 10.94

                                                                  Exhibit E-3 to
                                                         Intercreditor Agreement

                                                                  EXECUTION COPY



================================================================================



                      SUBORDINATED REVOLVING LOAN AGREEMENT



                          dated as of December 15, 1999



                                 by and between



                            MIDWEST GENERATION, LLC,
                                   as Borrower


                                       and


                          EDISON MISSION OVERSEAS CO.,
                                    as Lender


================================================================================

                      SUBORDINATED REVOLVING LOAN AGREEMENT

                  This SUBORDINATED REVOLVING LOAN AGREEMENT, dated as of December 15, 1999 (this "AGREEMENT"), is by and between MIDWEST GENERATION, LLC, a Delaware limited liability company, as borrower ("BORROWER"), and EDISON MISSION OVERSEAS CO., a Delaware corporation, as lender ("LENDER").

                                    RECITALS

                  WHEREAS, Borrower has requested that Lender make revolving loans to Borrower from time to time in an aggregate amount not to exceed $2,000,000,000; and

                  WHEREAS, Lender is willing to make such loans to Borrower on the terms and subject to the conditions contained herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

                  Section 1.1  DEFINITIONS.

                           (a) CREDIT AGREEMENT. Unless otherwise expressly
provided herein, capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Credit Agreement, dated as of December 15, 1999 between Edison Mission Midwest Holdings Co. and certain commercial lending institutions party thereto and The Chase Manhattan Bank, as Administrative Agent (the "HOLDINGS CREDIT AGREEMENT").

                           (b) OTHER DEFINED TERMS. The following terms, when
used herein, shall have the following meanings:

                           "EVENT OF DEFAULT" shall have the meaning given to such term in SECTION 3.1.

                           "REVOLVING LOAN" shall have the meaning given to such term in SECTION 2.1.

                           "REVOLVING LOAN COMMITMENT" shall have the meaning given to such term in SECTION 2.1.

                           "SUBORDINATION AGREEMENT" shall mean the
         Subordination Agreement, dated as of December 15, 1999, by and among the Holdings Collateral Agent, Lender and Borrower.

                           "TERM" shall mean thirty-five (35) years commencing on the date of this Agreement.

                  Section 1.2 PRINCIPLES OF CONSTRUCTION. Unless otherwise expressly provided herein, the principles of construction set forth in the Holdings Credit Agreement shall apply to this Agreement.

                                   ARTICLE II
                            REVOLVING LOANS; PAYMENTS

                  Section 2.1 REVOLVING LOANS. Subject to and upon the terms and conditions herein set forth, from time to time on any day occurring prior to the end of the Term, Lender agrees to make revolving loans (each a "REVOLVING LOAN") to Borrower in the amounts requested in writing by Borrower; PROVIDED that the aggregate principal amount of Revolving Loans outstanding shall not at any time exceed $2,000,000,000 (the "REVOLVING LOAN COMMITMENT"). Borrower may from time to time borrow, prepay, in whole or in part, and reborrow the Revolving Loans. The obligation of Lender to make Revolving Loans to Borrower shall terminate automatically on the date at the end of the Term. The Borrower's obligation to pay the principal of, and interest on the Revolving Loans shall be evidenced by a Revolving Loan Note in the form of Exhibit A attached hereto, dated as of the date hereof, duly executed and delivered by Borrower in favor of Lender in the principal amount of $2,000,000,000. Lender is hereby authorized to endorse on the schedule attached to the Revolving Loan Note (or on a continuation of such schedule attached to such Revolving Loan Note and made a part thereof) an appropriate notation evidencing the date and amount of each Revolving Loan evidenced thereby and the date and amount of each principal and interest payment in respect thereof. Such schedule shall constitute PRIMA FACIE evidence of the accuracy of the information contained therein.

                  Section 2.2  PRINCIPAL PAYMENTS.

                           (a) REGULAR REPAYMENTS. The Revolving Loans shall
mature, and Borrower unconditionally promises to pay in full the unpaid principal of each Revolving Loan to Lender, on the date at the end of the Term.

                           (b) OPTIONAL PREPAYMENTS. At any time and from time
to time Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Revolving Loans. Each prepayment of Revolving Loans made pursuant to this clause (b) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid but shall be without premium or penalty. No voluntary prepayment of Revolving Loans shall cause a reduction in the Revolv ing Loan Commitment.

                           (c) MANDATORY PREPAYMENTS. Borrower shall,
immediately upon any acceleration of Revolving Loans pursuant to SECTION 3.2, repay all Revolv ing Loans, unless, pursuant to SECTION 3.2(b), only a portion of all Revolving Loans is so accelerated, in which event Borrower shall repay such portion.

                  Section 2.3 INTEREST PAYMENTS. Borrower shall pay interest on each Revolving Loan, at a rate per annum equal to 8.0%, without duplication, (a) on the date at the end of the Term, (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Revolving Loan, (c) on the last Business Day of each January, April, July and October occurring after the date of the initial borrowing of Revolving Loans hereunder, or such payment dates as otherwise agreed to by the parties, and (d) on that portion of such Revolving Loan which is accelerated pursuant to SECTION 3.2, immediately upon such acceleration. Upon the occurrence and during the continuance of any Event of Default, Borrower shall pay, but only to the extent permitted by law, in addition to the interest then payable on the Revolving Loans, interest (after as well as before judgment) on the Revolving Loans at 2.0% per annum until such Event of Default is cured.

                  Section 2.4 LEGEND. Each subordinated note in favor of Lender and any other agreement or instrument evidencing Subordinated Claims shall contain the following legend conspicuously noted on the face thereof:

                  "THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBOR DINATION PROVISIONS SET FORTH IN THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 15, 1999 BY AND AMONG EDISON MISSION OVERSEAS CO., MIDWEST GENERATION, LLC AND CITIBANK, N.A., AS HOLDINGS COLLATERAL AGENT FOR THE SECURED PARTIES,"

and a copy of this Agreement shall be attached to each such agreement or instrument.


                                   ARTICLE III
                           EVENTS OF DEFAULT; REMEDIES

                  Section 3.1 EVENTS OF DEFAULT DEFINED. Each of the following events or occurrences described in this SECTION 3.1 shall constitute an "EVENT OF DEFAULT" hereunder:

                           (a) NON-PAYMENT OF OBLIGATIONS. Borrower shall
default in (i) the payment or prepayment when due of any principal of any Revolving Loan or (ii) the payment of interest on any Revolving Loan or any other obligation of Borrower hereunder within twenty (20) Business Days after any such interest or other obliga tion becomes due in accordance with the terms hereof.

                           (b) BREACH OF WARRANTY. Any representation or
warranty of Borrower made or deemed to be restated or remade hereunder, under any Loan Documents or in any other writing or certificate furnished by or on behalf of Bor rower to Lender for the purposes of or in connection with this Agreement or any Loan Documents is or shall be incorrect when made or deemed made in any material respect.

                           (c) NON-PERFORMANCE OF COVENANTS. Borrower shall
default in the due performance of any covenant or agreement contained (i) herein and such default shall continue unremedied for a period of thirty (30) days after written notice thereof shall have been given to Borrower by Lender or (ii) in any Loan


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

Document and such default shall become an Event of Default (as defined in such Loan Docu ment) pursuant to the provisions of such Loan Document.

                           (d) DEFAULT ON OTHER INDEBTEDNESS. A default shall
occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in clause (a) above) of Borrower having a principal amount, individually or in the aggregate, of at least $20,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

                           (e) BANKRUPTCY, INSOLVENCY. Borrower shall:

                           (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                           (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Borrower or a substantial portion of its property, or make a general assignment for the benefit of creditors;

                           (iii) in the absence of such application, consent or acquies cence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Borrower or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty
         (60) days;

                           (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of Borrower, and, if any such case or proceeding is not commenced by Borrower, such case or proceeding shall be consented to or acquiesced in by Borrower or shall result in the entry of an order for relief or shall remain for sixty
         (60) days undismissed; or



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



                           (v) take any corporate action authorizing, or in furtherance of, any of the foregoing.

                           (f) JUDGMENTS. Any judgment or order for the payment
of money in excess of $20,000,000 (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof.

                  Section 3.2  REMEDIES.

                           (a) REMEDIES UPON A BANKRUPTCY. If an Event of
Default described in clause (e) of SECTION 3.1 shall occur, the obligation of Lender to make Revolving Loans hereunder shall automatically terminate and the outstanding principal amount of all Revolving Loans and other obligations of Borrower hereun der shall automatically be and become immediately due and payable, without notice, demand or presentment, all of which are hereby waived by Borrower.

                           (b) REMEDIES UPON OTHER EVENTS OF DEFAULT. If any
Event of Default (other than an Event of Default described in clause (e) of SECTION 3.1) shall occur for any reason, whether voluntary or involuntary, and be continuing, Lender, by written notice to Borrower, may declare (i) the obligation of Lender to make Revolving Loans to Borrower hereunder to be terminated (if not theretofore termi nated) and/or (ii) all or any portion of the outstanding principal amount of Revolving Loans and other obligations of Borrower hereunder to be due and payable, where upon the obligation of Lender to make Revolving Loans to Borrower shall terminate and/or the outstanding principal amount of Revolving Loans and other obligations of Borrower hereunder which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, all of which are hereby waived by Borrower.

                           (c) RECISSION OF DECLARATION. Any declaration made
pursuant to clause (b) above may, should Lender in its absolute discretion so elect, be re scinded by written notice to Borrower at any time after the principal of the Revolving Loans shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; PROVIDED that Borrower shall have paid all arrears of interest upon the Revolving Loans and all other amounts then owed to Lender including all costs, expenses and liabilities incurred by Lender in respect of such declaration and all consequences thereof (except principal of the Revolving Loans which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; and PROVIDED, FURTHER, that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                                   ARTICLE IV
                                  SUBORDINATION

                  The Revolving Loans and all other obligations of Borrower to Lender hereunder shall be subject to, and subordinated in accordance with, the terms of the Subordination Agreement.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

                  Section 5.1  WAIVERS, AMENDMENTS.

                           (a) The provisions of this Agreement may from time to
time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Borrower and Lender.

                           (b) No failure or delay on the part of Lender in
exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Lender under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  Section 5.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a written notice to the other party:



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



                  To Borrower:              Midwest Generation, LLC
                                            One Financial Place
                                            440 South LaSalle Street
                                            Suite 3500
                                            Chicago, IL  60605
                                            Facsimile:  (312) 583-6111
                                            Attention:  Georgia Nelson

                                            COPY TO:
                                            Edison Mission Energy
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92612-1046
                                            Facsimile:  (949) 476-2378
                                            Attention:  General Counsel

                  To Lender:                Edison Mission Overseas Co.
                                            1209 Orange Street
                                            Wilmington, DE 19890
                                            Facsimile: (302) 674-8340
                                            Attention: General Counsel

                                            COPY TO:
                                            Edison Mission Energy
                                            18101 Von Karman Avenue
                                            Suite 1700
                                            Irvine, CA  92612-1046
                                            Facsimile:  (949) 476-2378
                                            Attention:  General Counsel

Any notice, if mailed and properly addressed with postage prepaid shall be effective five (5) Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

                  Section 5.3 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability


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



without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 5.4 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                  Section 5.5 EXECUTION IN COUNTERPARTS, EFFECTIVENESS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  Section 5.6 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                  Section 5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Lender.

                  Section 5.8 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL,

POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE STATE OF NEW YORK. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

                  Section 5.9 WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR BORROWER. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Revolving Loan Agreement to be executed by their respective officers as of the days and year first above written.


                            MIDWEST GENERATION, LLC
                            as Borrower


                            By:       /s/ John P. Finneran, Jr.
                                     --------------------------------
                                     Name: John P. Finneran, Jr
                                     Title: Vice President


                            EDISON MISSION OVERSEAS CO.,
                            as Lender


                            By:       /s/ John P. Finneran, Jr.
                                     --------------------------------
                                     Name: John P. Finneran, Jr
                                     Title:  Vice President

                                                                    EXHIBIT A to
                                           SUBORDINATED REVOLVING LOAN AGREEMENT


                                    [FORM OF]
                               REVOLVING LOAN NOTE

$[Revolving Loan Commitment]

                                          --------------------, ---------------

                  FOR VALUE RECEIVED, the undersigned, MIDWEST GENERATION, LLC, a Delaware limited liability company ("BORROWER"), HEREBY PROMISES TO PAY to the order of EDISON MISSION OVERSEAS CO., a Delaware corporation ("LENDER"), without setoff, counterclaim or deduction of any nature, in lawful money of the United States of America and in immediately available funds, at the office of [ ] located at [ ], on the date at the end of the Term (as defined in the Revolving Loan Agreement referred to below), the principal sum of _____________________ DOLLARS ($_____________) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Revolving Loan Agreement referred to below) made by Lender pursuant to the Subordinated Revolving Loan Agreement, dated as of December 15, 1999 (the "REVOLVING LOAN AGREEMENT"), by and between Borrower and Lender. All capitalized terms not otherwise defined herein are used herein as defined in the Revolving Loan Agreement.

                  Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Revolving Loan Agreement.

                  Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated in a writing delivered by Lender to Borrower.

                  This Revolving Loan Note evidences Indebtedness incurred under the Revolving Loan Agreement to which reference is made for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Loan

Note and on which such Indebtedness may be declared to be immediately due and payable.

                  All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                  If any payment on this Revolving Loan Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day.

                  THIS NOTE HAS BEEN DELIVERED IN NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS SET
FORTH IN THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 15, 1999 BY AND AMONG EDISON MISSION OVERSEAS CO., MIDWEST GENERATION, LLC AND CITIBANK, N.A. AS HOLDINGS COLLATERAL AGENT FOR THE SECURED PARTIES.


                                    MIDWEST GENERATION, LLC



                                    By:     __________________________
                                            Name:
                                            Title:

                                   Schedule to
                               Revolving Loan Note

                   Principal         Principal
                   Amount of         Amount of
                   Revolving         Revolving         Amount of
                   Loan              Loan              Interest                            Notation
DATE               Borrowed          Repaid            Paid              Balance           Made by
---------          ---------         ---------         ---------         -------           ---------

